EXHIBIT INDEX

The following exhibits are filed as part of this Annual Report on Form 11-K


Exhibit
Number              Description
------              -----------

23.1             Consent of Arthur Andersen LLP


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

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our
report  included  in  the  Form  11-K  into  the  Company's   previously   filed
Registration Statement on Form S-8, File Nos. 33-96362 and 333-1422.



ARTHUR ANDERSEN LLP

Salt Lake City, Utah
  June 28, 1999

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